UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2012

Westbridge Research Group

(Exact Name of Registrant as Specified in Its Charter)

California (State or Other Jurisdiction of Incorporation)	2-92261 (Commission File Number)	95-3769474 (IRS Employer Identification Number )

1260 Avenida Chelsea, Vista, CA 92081

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 599-8855

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K consists of 2 pages.

Item 5.07 - Submission of Matters to a Vote of Security Holders

(a) Westbridge Research Group (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”) on July 13, 2012, having been continued from its original date of June 15, 2012.

(b) At the Annual Meeting the shareholders voted on the following:

Proposal 1. The following individuals were elected to the Board of Directors for a one year term:

	For	Withheld	Broker Non-Votes

William Fruehling	868,335	24,973	198,754
Christine Koenemann	868,335	24,973	198,754
Mark Cole	868,335	24,973	198,754

Proposal 2. The shareholders voted to ratify the appointment of PKF, an independent registered public accounting firm, to audit the financial statements of the Company and its consolidated subsidiary for the 2012 fiscal year as follows:

For	Against	Abstain
1,087,931	850	3,281

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2012	WESTBRIDGE RESEARCH GROUP

By: /s/ Richard Forsyth
Richard Forsyth, Secretary